As filed with the Securities and Exchange Commission on June 2, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Annual Report

March 31, 2016

DoubleLine Selective Credit Fund

DBSCX (I-share)

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2016	3

President’s Letter	(Unaudited) March 31, 2016

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Annual Report for the 12-month period ended March 31, 2016. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds

May 1, 2016

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2016

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency MBS have experienced relatively low price volatility over the last few years, but that changed in the fall of 2015. As macroeconomic risk increased globally in the fall, all risk asset classes dropped in price. However, given this context, non-Agency MBS experienced less volatility than other structured products. By the end of the first quarter of 2016, non-Agency MBS prices have returned to the levels seen at the beginning of 2016. Given current trends, we believe non-Agency MBS have the potential to appreciate further. Approximately $96 billion of non-Agency MBS have been put out on bid lists and about $70 billion has traded. Apart from the “risk off” environment of August and September 2015, and January and February 2016, respectively, trading volume has been robust. Over the reporting period, prepayments and defaults have marginally slowed down and loss severities have remained flat. Mortgage interest rates did not change substantially during the reporting period, which has kept prepayments contained. In addition, positive house price appreciation has helped improve defaults and severities.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 12-month period ended March 31, 2016, CMBS spreads widened before rallying from multi-year wide levels. During the period, the Barclays U.S. CMBS Index returned 2.80%, outperforming the broader Barclays U.S. Aggregate Bond Index by 0.84%. For the period, 10-year AAA last cash flows (LCFs) were trading at 1.29% over swaps, representing a 0.42% widening YoY, while BBB- bonds traded at 6.00% over swaps, a 2.50% widening YoY. On the new issue front, private label CMBS issuance was down 10.26%, with $83.7 billion in new issuance over 107 deals during the 12-month reporting period compared to $93.3 billion in 108 deals from April 2014 through March 2015. Delinquency rates across all asset classes (Industrial, Hospitality, Multifamily, Office and Retail properties) improved during the period; the overall delinquency rate dropped from 5.58% as of March 31, 2015 to 4.22% as of March 31, 2016. As a comparative reference point, the all-time high delinquency rate was 10.34% in July 2012.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2016, the CLO market experienced some of the strongest and weakest issuance for a total of $74.22 billion across 148 deals. April and June were the strongest months with $10.18 billion and $12.74 billion, respectively, in issuance. Issuance slowed down during the summer due to seasonality with an average monthly issuance of $6.31 billion. The fourth quarter of 2015 issued slightly more with $6.53 billion on average per month. As market volatility increased around the Fed’s announcement of the first rate raise, CLO prices began their downward movement. BB-rated securities felt the brunt of the downward pressure on prices. The first quarter of 2016 was the weakest quarter of issuance with only $7.10 billion total across all three months. March was a positive month, but spreads ended the month wider than where they were 12-months prior.

Annual Report	March 31, 2016	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2016

DoubleLine Selective Credit Fund

For the 12-month period ended March 31, 2016, the DoubleLine Selective Credit Fund underperformed the Barclays U.S. Aggregate Bond Index, mainly driven by the Fund’s lower duration profile relative to the benchmark. With intermediate U.S. Treasury yields declining for the period, assets with longer duration exposure benefited the most. Non-Agency MBS continue to be the main component of returns despite the sector broadly facing weaker valuations across the credit spectrum for the period. The sector’s robust interest carry has more than offset these declines in prices resulting in sectors such as prime and Alt-A contributing positively to the Fund’s performance. In contrast, other credit-sensitive sectors such as CMBS and CLOs detracted from performance as credit spreads widened due to concerns over a weak commodities market and slowing economic growth globally.

Period Ended 3-31-16	1-Year
I-Share	1.56%
Barclays U.S. Aggregate Bond Index	1.96%

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2016 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Additional principal risks for the Fund can be found in the private placement memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Agency (“NRSRO”, generally S&P, Moody’s and Fitch). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Basis Point—A basis point (bps) equals 0.01%.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of

6	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2016

issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Quasar Distributors, LLC provides filing administration for the DoubleLine Selective Credit Fund.

Annual Report	March 31, 2016	7

Standardized Performance Summary	(Unaudited) March 31, 2016

DBSCX
Selective Credit Fund Returns as of March 31, 2016	1 Year	Since Inception Annualized (8-4-14 to 3-31-16)
I-share (DBSCX)	1.56%	3.83%
Barclays U.S. Aggregate Bond Index	1.96%	3.33%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.1%

	MarketPlace Loan Trust,
356,469	Series 2015-CB1-A	4.00%	^	07/15/2021	352,226

	Total Asset Backed Obligations (Cost $356,469)				352,226

COLLATERALIZED LOAN OBLIGATIONS 0.6%

	Babson Ltd.,
250,000	Series 2014-3A-E2	7.12%	#^	01/15/2026	184,538
750,000	Series 2015-1A-E	5.92%	#^	04/20/2027	568,260

	ING Ltd.,
250,000	Series 2013-1A-D	5.62%	#^	04/15/2024	206,719

	Octagon Investment Partners Ltd.,
250,000	Series 2014-1A-D	7.22%	#^	11/14/2026	207,913
250,000	Series 2014-1A-E2	7.37%	#^	11/25/2025	215,096
250,000	Series 2014-1A-F	6.92%	#^	11/25/2025	157,942

	Total Collateralized Loan Obligations (Cost $1,916,419)				1,540,468

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 4.1%

	BAMLL Commercial Mortgage Securities Trust,
500,000	Series 2011-07C1-A3B	5.38%	^	12/15/2016	505,185

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	492,550

	CD Commercial Mortgage Trust,
500,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	508,598

	CDGJ Commercial Mortgage Trust,
500,000	Series 2014-BXCH-B	2.29%	#^	12/15/2027	488,577

	Citigroup Commercial Mortgage Trust,
400,000	Series 2007-C6-AM	5.70%	#	12/10/2049	404,500
500,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	505,657
500,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	384,271

	COBALT Commercial Mortgage Trust,
250,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	244,296

	Commercial Mortgage Pass-Through Certificates,
250,000	Series 2014-CR19-C	4.72%	#	08/10/2047	249,463
500,000	Series 2014-KYO-E	2.79%	#^	06/11/2027	490,365
250,000	Series 2014-KYO-F	3.94%	#^	06/11/2027	247,820
500,000	Series 2015-3BP-B	3.24%	#^	02/10/2035	499,691
500,000	Series 2015-CR22-D	4.13%	#^	03/10/2048	374,154
500,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	379,458

	Countrywide Commercial Mortgage Trust,
481,422	Series 2007-MF1-A	6.07%	#^	11/12/2043	496,879

	CSAIL Commercial Mortgage Trust,
500,000	Series 2015-C1-D	3.80%	#^	04/15/2050	381,364

	JP Morgan Chase Commercial Mortgage Securities Corporation,
500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	502,364
250,000	Series 2007-CB20-AJ	6.08%	#	02/12/2051	243,800

	JPMBB Commercial Mortgage Securities Trust,
500,000	Series 2015-C27-D	3.84%	#^	02/15/2048	360,362

	LMREC, Inc.,
500,000	Series 2015-CRE1-A	2.18%	#^	02/22/2032	493,018

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%		10/15/2047	247,227
350,000	Series 2014-C19-C	4.00%		12/15/2047	312,895

	Morgan Stanley Capital, Inc.,
740,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	728,184
500,000	Series 2014-MP-D	3.69%	#^	08/11/2029	501,374

	Morgan Stanley Re-Remic Trust,
500,000	Series 2010-GG10-A4B	5.79%	#^	08/15/2045	516,516

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2015-C26-D	3.59%	^	02/15/2048	357,440

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $11,634,074)				10,916,008

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 92.8%

	Banc of America Funding Corporation,
5,706,969	Series 2006-2-2A11	5.50%		03/25/2036	5,706,983
3,208,396	Series 2007-1-TA8	5.85%	#	01/25/2037	2,644,254

	Chase Mortgage Finance Trust,
4,376,984	Series 2006-S2-1A9	6.25%		10/25/2036	3,739,588
7,484,424	Series 2006-S3-1A2	6.00%		11/25/2036	6,257,709
653,139	Series 2007-S3-1A12	6.00%		05/25/2037	551,308

	Citigroup Mortgage Loan Trust, Inc.,
2,688,125	Series 2005-9-21A2	5.50%		11/25/2035	2,569,433
3,740,030	Series 2011-12-1A2	3.68%	#^	04/25/2036	2,888,510

	CitiMortgage Alternative Loan Trust,
6,699,218	Series 2007-A6-1A4	6.00%		06/25/2037	5,781,687
4,565,418	Series 2007-A6-1A5	6.00%		06/25/2037	3,940,134
7,355,505	Series 2007-A8-A1	6.00%		10/25/2037	6,649,790

	Countrywide Alternative Loan Trust,
1,485,250	Series 2004-22CB-1A1	6.00%		10/25/2034	1,492,203
2,447,274	Series 2005-22T1-A5	5.50%		06/25/2035	2,076,937
2,379,700	Series 2005-28CB-2A7	5.75%		08/25/2035	2,198,303
3,768,853	Series 2005-46CB-A20	5.50%		10/25/2035	3,485,532
7,485,070	Series 2005-65CB-1A11	6.00%		01/25/2036	6,981,952
563,090	Series 2005-73CB-1A3	6.25%		01/25/2036	558,485
2,804,784	Series 2006-14CB-A8	6.00%		06/25/2036	2,394,958
6,650,857	Series 2006-41CB-2A12	6.00%		01/25/2037	5,532,696
2,538,852	Series 2006-41CB-2A15	5.75%		01/25/2037	2,075,597
6,580,589	Series 2006-46-A6	6.00%		02/25/2047	5,631,913
4,509,878	Series 2006-7CB-2A1	6.50%		05/25/2036	3,300,690
2,203,756	Series 2006-8T1-1A4	6.00%		04/25/2036	1,854,124
3,024,263	Series 2006-J4-2A13	6.00%		07/25/2036	2,590,914
8,328,212	Series 2006-J4-2A8	6.00%		07/25/2036	7,134,857
2,168,430	Series 2006-J6-A5	6.00%		09/25/2036	1,942,200
1,698,116	Series 2007-13-A4	6.00%		06/25/2047	1,356,191
1,574,493	Series 2007-J2-2A1	6.00%		07/25/2037	1,623,103

	Countrywide Home Loans,
248,210	Series 2006-10-1A11	5.85%		05/25/2036	226,369
1,597,225	Series 2006-17-A6	6.00%		12/25/2036	1,443,686
3,517,008	Series 2006-19-1A7	6.00%		01/25/2037	3,229,827
4,751,939	Series 2006-9-A2	6.00%		05/25/2036	4,333,307
1,176,981	Series 2007-4-1A10	6.00%		05/25/2037	1,050,607
842,851	Series 2007-8-1A5	5.44%		01/25/2038	721,105

	Credit Suisse First Boston Mortgage Securities Corporation,
3,741,057	Series 2005-12-5A1	5.25%		01/25/2036	3,558,616
1,586,353	Series 2005-9-3A2	6.00%		10/25/2035	1,057,250

	Credit Suisse Mortgage Capital Certificates,
1,652,962	Series 2006-6-1A10	6.00%		07/25/2036	1,237,741
2,297,437	Series 2008-2R-1A1	6.00%	^	07/25/2037	2,090,192
6,739,794	Series 2009-9R-10A2	5.50%	^	12/26/2035	5,554,276
3,016,614	Series 2011-17R-1A2	5.75%	^	02/27/2037	2,756,747

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
2,021,331	Series 2005-6-2A1	5.50%		12/25/2035	1,682,911

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
750,702	Series 2006-AB4-A1A	6.01%	#	10/25/2036	608,609

	Deutsche Mortgage Securities, Inc.,
7,257,724	Series 2009-RS2-1A2	2.74%	#^	09/26/2036	6,560,505

	First Horizon Alternative Mortgage Securities,
4,836,283	Series 2005-FA4-1A6	5.50%		06/25/2035	4,383,448
1,791,955	Series 2005-FA8-1A3	5.50%		11/25/2035	1,553,087
4,691,786	Series 2007-FA3-A8	6.00%		06/25/2037	3,634,233
4,831,852	Series 2007-FA4-1A4	6.25%		08/25/2037	3,705,429

	First Horizon Asset Securities, Inc.,
512,150	Series 2006-1-1A2	6.00%		05/25/2036	482,049
3,627,515	Series 2007-3-A4	6.00%		06/25/2037	3,086,547

	GSR Mortgage Loan Trust,
925,458	Series 2006-2F-3A4	6.00%		02/25/2036	752,403
3,596,950	Series 2007-1F-3A14	5.75%		01/25/2037	3,358,587
5,820,196	Series 2007-2F-3A3	6.00%		03/25/2037	5,534,247

	HSI Asset Loan Obligation Trust,
4,054,081	Series 2007-1-3A6	6.00%		06/25/2037	2,705,755

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Impac Secured Assets Trust,
2,549,552	Series 2006-5-1A1B	0.63%	#	02/25/2037	2,151,228

	JP Morgan Alternative Loan Trust,
7,205,517	Series 2006-S4-A4	5.96%	#	12/25/2036	5,771,484
5,776,558	Series 2008-R2-A1	6.00%	^	11/25/2036	4,814,213

	JP Morgan Mortgage Trust,
781,396	Series 2005-S3-1A1	6.50%		01/25/2036	651,074
4,522,293	Series 2007-S1-2A8	5.75%		03/25/2037	3,678,599

	JP Morgan Resecuritization Trust,
4,613,104	Series 2009-13-1A2	5.50%	^	01/26/2036	4,085,762

	Lavender Trust,
2,068,832	Series 2010-RR11-A4	6.25%	^	10/26/2036	1,714,430

	MASTR Alternative Loans Trust,
967,012	Series 2004-10-5A5	5.75%		09/25/2034	956,265

	Merrill Lynch Alternative Note Asset Trust,
1,048,808	Series 2007-F1-2A6	6.00%		03/25/2037	760,038

	Merrill Lynch Mortgage Investors Trust,
2,271,253	Series 2006-AF1-AF3B	6.25%		08/25/2036	1,881,886

	Morgan Stanley Mortgage Loan Trust,
1,851,051	Series 2007-12-3A4	6.25%		08/25/2037	1,692,552

	Nomura Asset Acceptance Corporation,
4,974,733	Series 2006-AP1-A2	5.52%	#	01/25/2036	2,703,797
2,082,432	Series 2007-1-1A1A	6.00%	#	03/25/2047	1,504,053

	PR Mortgage Loan Trust,
851,979	Series 2014-1-APT	5.92%	#	10/25/2049	875,998

	RBSGC Mortgage Loan Trust,
2,149,296	Series 2007-A-2A4	6.25%		01/25/2037	1,949,719

	Residential Accredit Loans, Inc.,
4,013,217	Series 2005-QS13-1A6	5.50%		09/25/2035	3,501,808
833,644	Series 2006-QS12-1A1	6.50%		09/25/2036	604,603
2,766,130	Series 2006-QS7-A2	6.00%		06/25/2036	2,268,800
2,073,963	Series 2007-QS11-A1	7.00%		10/25/2037	1,698,320
1,289,208	Series 2007-QS5-A1	5.50%		03/25/2037	973,668

	Residential Asset Mortgage Products, Inc.,
4,466,107	Series 2004-RZ2-AI5	5.98%	#	07/25/2034	4,221,317

	Residential Asset Securities Corporation,
4,310,987	Series 2007-KS3-AI3	0.68%	#	04/25/2037	3,936,828

	Residential Asset Securitization Trust,
5,922,348	Series 2006-A12-A1	6.25%		11/25/2036	4,049,775
2,545,301	Series 2006-A8-1A1	6.00%		08/25/2036	2,299,980

	Residential Funding Mortgage Securities Trust,
204,060	Series 2005-S9-A11	6.25%		12/25/2035	192,841
2,573,307	Series 2006-SA2-3A1	3.87%	#	08/25/2036	2,260,421

	Springleaf Mortgage Loan Trust,
350,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	349,876
350,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	351,526

	Structured Adjustable Rate Mortgage Loan Trust,
4,977,375	Series 2008-1-A2	2.73%	#	10/25/2037	4,192,230

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	VOLT LLC,
6,612,984	Series 2015-NPL8-A1	3.50%	#^	06/26/2045	6,525,050

	Washington Mutual Mortgage Pass-Through Certificates,
3,050,342	Series 2005-10-2A8	6.00%		11/25/2035	2,728,821
4,974,468	Series 2007-2-1A6	6.00%		04/25/2037	4,176,561
500,940	Series 2007-4-1A1	5.50%		06/25/2037	466,995

	Wells Fargo Alternative Loan Trust,
2,032,795	Series 2007-PA3-1A4	5.75%		07/25/2037	1,793,661

	Wells Fargo Mortgage Backed Securities Trust,
3,853,785	Series 2006-AR4-2A1	3.40%	#	04/25/2036	3,535,039
1,270,501	Series 2007-13-A2	6.25%		09/25/2037	1,284,674
2,113,089	Series 2007-3-1A4	6.00%		04/25/2037	2,069,058

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $258,894,611)				246,940,534

SHORT TERM INVESTMENTS 2.7%
2,378,027	BlackRock Liquidity Funds FedFund—Institutional Shares	0.24%	♦		2,378,027
2,378,026	Fidelity Institutional Money Market Government Portfolio—Class I	0.23%	♦		2,378,026
2,378,026	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	0.25%	♦		2,378,026

	Total Short Term Investments (Cost $7,134,079)				7,134,079

	Total Investments 100.3% (Cost $279,935,652)				266,883,315
	Liabilities in Excess of Other Assets (0.3)%				(772,843)

	NET ASSETS 100.0%				$266,110,472

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	92.8%
Non-Agency Commercial Mortgage Backed Obligations	4.1%
Short Term Investments	2.7%
Collateralized Loan Obligations	0.6%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	(0.3)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $46,565,912 or 17.5% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2016.

♦	Seven-day yield as of March 31, 2016

10	DoubleLine Selective Credit	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	March 31, 2016

ASSETS
Investments in Securities, at Value*	$259,749,236
Short Term Investments*	7,134,079
Interest and Dividends Receivable	1,374,384
Receivable for Investments Sold	151,474
Cash	4,175
Prepaid Expenses and Other Assets	2,289
Due from Advisor	654
Total Assets	268,416,291

LIABILITIES
Distribution Payable	2,253,817
Professional Fees Payable	16,650
Administration, Fund Accounting and Custodian Fees Payable	13,545
Transfer Agent Expenses Payable	8,904
Registration Fees Payable	6,433
Shareholder Reporting Expenses Payable	4,969
Accrued Expenses	1,501
Total Liabilities	2,305,819
Net Assets	$266,110,472

NET ASSETS CONSIST OF:
Paid-in Capital	$289,150,000
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	84,674
Accumulated Net Realized Gain (Loss) on Investments	(10,071,865)
Net Unrealized Appreciation (Depreciation) on Investments	(13,052,337)
Net Assets	$266,110,472

*Identified Cost:
Investments in Securities	$272,801,573
Short Term Investments	7,134,079

Class I (unlimited shares authorized):
Shares Outstanding	28,726,815
Net Asset Value, Offering and Redemption Price per Share	$9.26

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	11

Statement of Operations	For the Year Ended March 31, 2016

INVESTMENT INCOME
Income:
Interest	$17,147,796
Total Investment Income	17,147,796
Expenses:
Investment Advisory Fees	1,476,601
Professional Fees	94,441
Administration, Fund Accounting and Custodian Fees	77,525
Transfer Agent Expenses	33,328
Shareholder Reporting Expenses	17,387
Insurance Expenses	7,112
Registration Fees	5,397
Trustees’ Fees	3,782
Miscellaneous Expenses	716
Total Expenses	1,716,289
Less: Investment Advisory Fees (Waived)	(1,476,601)
Less: Fees (Reimbursed)/Recouped	(6,212)
Net Expenses	233,476

Net Investment Income	16,914,320

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	(148,902)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12,529,647)
Net Realized and Unrealized Gain (Loss) on Investments	(12,678,549)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,235,771

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	March 31, 2016

	Year Ended March 31, 2016	Period Ended March 31, 2015[1]

OPERATIONS
Net Investment Income	$16,914,320	$5,378,787
Net Realized Gain (Loss) on Investments	(148,902)	(3,927)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12,529,647)	(522,690)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,235,771	4,852,170

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(25,323,663)	(6,803,806)

Total Distributions to Shareholders	(25,323,663)	(6,803,806)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	20,100,000	269,050,000

Total Increase (Decrease) in Net Assets	$(987,892)	$267,098,364

NET ASSETS
Beginning of Period	$267,098,364	$—
End of Period	$266,110,472	$267,098,364

Accumulated (Undistributed) Net Investment Income (Loss) (Note 5)	$84,674	$132,163

[1]	Commencement of operations on August 4, 2014.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2016	13

Financial Highlights	March 31, 2016

	Year Ended March 31, 2016	Period Ended March 31, 2015[1]

Net Asset Value, Beginning of Period	$10.02	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) [4]	0.61	0.46
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.45)	0.01
Total from Investment Operations	0.16	0.47

Less Distributions:
Distributions from Net Investment Income	(0.92)	(0.45)
Total Distributions	(0.92)	(0.45)

Net Asset Value, End of Period	$9.26	$10.02
Total Return	1.56%	4.79%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$266,110	$267,098
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped (See Note 3)	0.64%	0.84%	[3]
Expenses After Investment Advisory Fees (Waived) (See Note 3)	0.09%	0.38%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.09%	0.18%	[3]
Net Investment Income (Loss)	6.28%	7.00%	[3]
Portfolio Turnover Rate	16%	6%	[2]

[1]	Commencement of operations on August 4, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2016

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, and other funds, each of which must be “accredited investors” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US Bonds and notes of government and government agencies	Standard inputs
Residential and Commercial Mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2016, the Fund did not hold any investments in private investment funds.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Annual Report	March 31, 2016	15

Notes to Financial Statements (Cont.)	March 31, 2016

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20161:

Category
Investments in Securities
Level 1
Money Market Funds	$7,134,079
Total Level 1	7,134,079
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	241,295,277
Non-Agency Commercial Mortgage Backed Obligations	10,916,008
Collateralized Loan Obligations	1,540,468
Asset Backed Obligations	352,226
Total Level 2	254,103,979
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	5,645,257
Total Level 3	5,645,257
Total	$266,883,315

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2016.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2015	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales [2]	Transfers Into Level	Transfers Out of Level	Balance as of 3/31/2016	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2016[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$5,710,022	$38,468	$(75,096)	$250,785	$702	$(279,624)	$—	$—	$5,645,257	$(75,096)

Total	$5,710,022	$38,468	$(75,096)	$250,785	$702	$(279,624)	$—	$—	$5,645,257	$(75,096)

[1]	Purchases include all purchases of securities and payups.
[2]	Sales include all sales of securities, maturities, and paydowns.
[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2016 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2016*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$5,645,257	Market Comparables	Market Quotes	$71.01 - $92.19	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable stature of limitations, for all major jurisdictions. Open tax years, 2015 and 2014 for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2016, the Fund has no examination in progress.

16	DoubleLine Selective Credit Fund

March 31, 2016

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2016. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the Investment Company Act of 1940, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board of Trustees of the Trust or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended March 31, 2016, the Adviser waived $1,476,601 of its investment advisory fee.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2016. However, these expense limitations may be terminated by the Fund’s Board of Trustees at any time.

The Fund’s effective investment advisory fee during the fiscal period ended March 31, 2016 was 0% of net assets.

Annual Report	March 31, 2016	17

Notes to Financial Statements (Cont.)	March 31, 2016

The Adviser is permitted to recoup expense reimbursements and any advisory fees waived under the terms of Expense Limitation Agreement for a period of three years following the fiscal year in which an expense was reimbursed or an advisory fee was waived pursuant to the Expense Limitation Agreement (advisory fees would only be waived under the current Expense Limitation Agreement to the extent the current Letter Agreement is no longer in effect). The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Fund’s Board of Trustees and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2018	2019
DoubleLine Selective Credit Fund	$150,049	$6,212

4.  Purchases and Sales of Securities

For the period ended March 31, 2016, purchases and sales of investments, excluding short term investments, were $41,754,931 and $43,006,513, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2016	Period Ended March 31, 2015
Distributions Paid From:
Ordinary Income	$25,323,663	$6,803,806
Total Distributions Paid	$25,323,663	$6,803,806

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of March 31, 2016 was as follows:

Tax Cost of Investments	$279,935,652
Gross Tax Unrealized Appreciation	451,436
Gross Tax Unrealized Depreciation	(13,503,773)
Net Tax Unrealized Appreciation (Depreciation)	$(13,052,337)

As of March 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(13,052,337)
Undistributed Ordinary Income	2,339,061
Undistributed Long Term Capital Gains	—
Total Distributable Earnings	2,339,061
Other Accumulated Gains (Losses)	(12,326,252)
Total Accumulated Earnings (Losses)	$(23,039,528)

As of March 31, 2016, the Fund had $6,400,489 available for a capital loss carryforward. This amount does not expire.

As of March 31, 2016, the Fund deferred, on a tax basis, post-October losses of $3,671,376.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2016, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Pain-In Capital
DoubleLine Selective Credit Fund	$8,361,854	$(8,361,854)	$—

18	DoubleLine Selective Credit Fund

March 31, 2016

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2016		Period Ended March 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	3,194,138	$31,100,000	26,654,705	$269,050,000
Shares Redeemed	(1,122,028)	(11,000,000)	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,072,110	$20,100,000	26,654,705	$269,050,000

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $3,783 from the Fund during the period ended March 31, 2016. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees in the Statement of Operations are shown as $3,782, which includes $3,783 in current fees (either paid in cash or deferred) and a decrease of $1 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.81% for the period ended March 31, 2016).

For the period ended March 31, 2016, the Fund did not draw on its available credit facility.

9. Significant Shareholders

As of March 31, 2016, the Fund has eight shareholders of record; three of the Fund’s shareholders, two of which were under common control with each other, owned 74% of the outstanding shares of the Fund. See the description of “large shareholder risk” in the following Principal Risks footnote.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield, and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•	asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Annual Report	March 31, 2016	19

Notes to Financial Statements (Cont.)	March 31, 2016

•	counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk

•	debt securities risk:

°	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, countries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•	fund level tax risk: the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser (or an affiliate of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or an affiliate of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds

20	DoubleLine Selective Credit Fund

March 31, 2016

that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	Rule 144A securities risk: Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	valuation risk: the valuation of certain of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that reflects their market value or that a Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which a Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

Annual Report	March 31, 2016	21

Notes to Financial Statements (Cont.)	March 31, 2016

11.  Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

22	DoubleLine Selective Credit Fund

Report of Independent Registered Public Accounting Firm	March 31, 2016

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, hereafter referred to as the “Fund”) at March 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 23, 2016

Annual Report	March 31, 2016	23

Shareholder Expenses	(Unaudited) March 31, 2016

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/15 through 3/31/16.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/16	Expenses Paid During Period*[1]	Ending Account Value 3/31/16	Expenses Paid During Period*[1]
DoubleLine Selective Credit Fund	Class I	0.08%	$1,000	$995	$0.40	$1,025	$0.40

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

24	DoubleLine Selective Credit Fund

Growth of Investment	(Unaudited) March 31, 2016

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2016

	1 Year	Since Inception (8/4/2014)
DoubleLine Selective Credit Fund Class I	1.56%	3.83%
Barclays U.S. Aggregate Bond Index	1.96%	3.33%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2016	25

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2016

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Selective Credit Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Equities Growth Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 25, 2016 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Equity Funds (“DEF”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT, DEF, and DBL, are the “Trusts”), including in respect of each of DFT’s and DEF’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser”) and DFT, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), the DoubleLine Multi-Asset Growth Fund (“MAG”), the DoubleLine Cayman Multi Asset Growth Fund I Ltd., the DoubleLine Low Duration Fund, the DoubleLine Floating Rate Fund, the DoubleLine Shiller Enhanced CAPE® (“CAPE”), the DoubleLine Flexible Income Fund, the DoubleLine Low Duration Emerging Markets Fixed Income Fund, the DoubleLine Selective Credit Fund, and the DoubleLine Long Duration Total Return Bond Fund (the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreement (the “DEF Advisory Agreement”) between DoubleLine Equity LP (“DoubleLine Equity” or an “Adviser”) and DEF, in respect of the DoubleLine Equities Growth Fund, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement (together with the DFT Advisory Agreements, the DEF Advisory Agreement, and the DBL Advisory Agreement, the “Advisory Agreements”) between DoubleLine Capital and DSL for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 25, 2016 meeting and at prior meetings. The Trustees noted that they had recently approved the renewal, through March 25, 2016, of a number of the Funds’ advisory arrangements at the Board’s November 2015 meeting and had considered information similar to that presented at its February 25, 2016 meeting. The Trustees noted that they would consider the proposed renewal of each Fund’s advisory arrangements and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and counsel to the Independent Trustees, respectively.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund other than the DoubleLine Equities Growth Fund, the Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances. The Trustees also considered certain challenges associated with managing DoubleLine Equities Growth Fund and the investment processes that are used by DoubleLine Equity in managing that Fund.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2015 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2015 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Trustees noted in particular that each DFT 15(c) Fund other than EMFI was in the top performance quartile of its respective peer group over the one-year period ending December 31, 2015, and that each DFT 15(c) Fund was in the first or second performance quartile of its respective peers for the three- and five-year periods ended December 31, 2015 (if applicable) (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively). In considering

26	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2016

MAG’s relative performance, including its recent favorable short-term performance, the Trustees considered DoubleLine’s current and past representations regarding the limited comparability of some of the peers in MAG’s peer group. The Trustees noted that, although EMFI’s performance was in the first and second performance quartiles for the three- and five-year periods, respectively, the Fund’s performance record was in the third performance quartile for the one-year period. The Trustees noted the reasons provided by management for the relative underperformance, including the Fund’s overweight to Latin America, the Fund’s exposure to commodity-related issuers and the Fund’s relative under exposure to certain emerging markets deemed by DoubleLine to be of higher relative risk, including Ukraine, Russia, Venezuela and Argentina, all of which appeared to be decisions that were consistent with DoubleLine’s investment approach generally.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE, had a net total expense ratio in the first or second quartile of its peer group. They noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. The Trustees also noted that each DFT 15(c) Fund, other than EMFI, had a net management fee ratio in the first or second quartile of its respective peer group. They noted that, notwithstanding EMFI’s net management fee ratio falling in the third quartile of that Fund’s peer group, the Fund’s net total expense ratio was below the median of its peer group. The Trustees also evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees also noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the relative underperformance of the DoubleLine Equities Growth Fund, noting that it was in the fourth performance quartile for the one-year period ended December 31, 2015. The Trustees noted that the net management fee paid by the DoubleLine Equities Growth Fund was in the first quartile of its peer group but that its net total expenses were in the third quartile. The Trustees noted that the Adviser continues to bear a substantial amount of fee waivers associated with the DoubleLine Equities Growth Fund notwithstanding the Fund’s above-median net total expenses. The Trustees noted, however, that they had approved the liquidation of DoubleLine Equities Growth Fund and therefore were only being asked to approve that Fund’s advisory arrangements to the extent necessary to permit DoubleLine to effect the Fund’s orderly liquidation and distribution of assets to Fund shareholders, which was expected to occur on or about March 28, 2016.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., generally not including those assets attributable to leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2015 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the six-month, one-year, and three-year periods shown and that DBL was the top performing fund in that category for the six-month and one-year periods ended December 31, 2015, though performance had been less favorable over the very near term. The Trustees noted that DBL’s management fee rate and net total expense (excluding IRE) ratio were lower than the medians of DBL’s peer group on a net asset basis but were above median on a managed assets basis. In this regard and in evaluating the information presented, the Trustees noted that they had recently received reports from DoubleLine supporting the conclusion that DBL’s performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group, and acknowledged comments from DoubleLine regarding how that made DBL’s portfolio different from a number of its peers and also increased the complexity of managing DBL as compared to a bond fund without such investments.

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the third quartile of its peer funds over the one-year period ended December 31, 2015 and had underperformed its benchmark index during the period. The Trustees considered information and discussions from management relating to the contributors to DSL’s relative underperformance, including its larger relative investments in emerging market high yield corporate debt instruments. The Trustees noted that DSL’s advisory fee was among the highest in its peer group and that DSL’s net operating expense ratio (excluding IREs) was slightly above the median of its peer group. In evaluating DSL’s and DBL’s management fees, the Trustees considered DoubleLine’s statement that the Adviser had attempted to set its fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2015. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

Annual Report	March 31, 2016	27

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2016

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Advisers’ profitability was shown both before and after certain distribution and shareholder servicing payments made by the Advisers and they considered those profitability margins. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to weigh that against other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine receives in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine’s funds, and they noted that soft dollar arrangements are only in place with respect to a small number of Funds (currently MAG and the DoubleLine Equities Growth Fund) and noted their limited use. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds, including MAG and CAPE. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG made certain investments through a subsidiary organized as a Cayman Islands exempted company (the “Subsidiary”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiary generally in the same manner as they had considered the advisory arrangements for MAG.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s

28	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2016

other clients (where applicable) in light of the nature of the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of a Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

*  *  *  *  *

As noted above, at their November 2015 meeting, the Boards of Trustees of DoubleLine Funds Trust, DoubleLine Income Solutions Fund, and DoubleLine Equity Funds approved the renewal through March 25, 2016 of the Advisory Agreements of DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Equities Growth Fund, and DoubleLine Income Solutions Fund (collectively, the “November-Reviewed Funds”). The Trustees noted that they had received, reviewed and considered a universe of information at the November 2015 meeting with respect to the November-Reviewed Funds that was similar to what they received, reviewed and considered at their February 2016 meeting with respect to those same Funds, though certain differences existed and that, in certain cases, the information was presented for different time periods.

In addition to the considerations summarized above, in respect of the DoubleLine Equities Growth Fund, the Trustees also noted that the Fund’s performance was in the fourth performance quartile relative to its peer group over the periods ending September 30, 2015 shown. In this regard, the Trustees considered DoubleLine’s explanation that DoubleLine Equity believed that certain differences between the Fund’s investment strategies and the characteristics of some of the other funds in its peer group contributed to the relative underperformance shown. The Trustees also noted that they had been presented information regarding certain of the issues that had caused the Equities Growth Fund to underperform on a relative basis during the periods shown, as well as certain enhancements DoubleLine Equity had begun to implement to improve the Fund’s performance in the future.

In addition to the considerations summarized above, in respect of DoubleLine Income Solutions Fund (“DSL”), the Trustees considered information regarding the discount to net asset value at which DSL’s shares traded over recent periods. They noted DoubleLine Capital’s representation that it continues to believe DSL represents an attractive investment opportunity and that DSL’s discount was generally consistent with other closed-end funds generally and does not, in DoubleLine Capital’s view, reflect issues unique to DSL. They considered DoubleLine Capital’s view that DSL’s investment strategy is not suited for an open-ended structure and that DoubleLine Capital did not believe that changing DSL’s investment portfolio to seek to increase DSL’s yield was appropriate under current market conditions. The Trustees also considered other measures that DoubleLine Capital could propose in respect of DSL’s discount, such as a share buyback program, and noted DoubleLine Capital’s view that none of those measures were likely to reduce the discount over the longer term. The Trustees also noted DoubleLine Capital’s representations that DSL continues to earn sufficient income on its investments to support its current distribution rate.

Notwithstanding certain differences in the information reviewed and considered, the conclusions the Boards drew in determining to approve the renewal of the November-Reviewed Funds’ Advisory Agreements were based on conclusions similar to those made at the February 2016 meeting with respect to the November-Reviewed Funds and that are summarized above.

Annual Report	March 31, 2016	29

Federal Tax Information	(Unaudited) March 31, 2016

For the fiscal year ended March 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2016 was as follows:

Dividend Received Deduction
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was as follows:

Qualified Short-Term Gains
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Fund was as follows:

Qualified Interest Income
DoubleLine Selective Credit Fund	86.10%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30	DoubleLine Selective Credit Fund

Trustees and Officers	(Unaudited) March 31, 2016

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	16	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	16	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	16	None

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

The following Trustees are “interested persons” of the Fund Complex as defined in the 1940 Act because they are officers of the Advisers, and indirect shareholders in the Advisers.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	14	None

Philip A. Barach, 1952	Trustee	Indefinite/Since Inception	President, DoubleLine Capital (since December 2009).	14	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Annual Report	March 31, 2016	31

Trustees and Officers (Cont.)	(Unaudited) March 31, 2016

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Vice Chairman (since June 2014); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital (from December 2009 through May 2010).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

32	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) March 31, 2016

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2016	33

Privacy Notice	(Unaudited) March 31, 2016

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

34	DoubleLine Selective Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$815,230	$758,625
Audit-Related Fees	$3,550	$3,591
Tax Fees	$145,250	$113,390
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	$145,250	$113,390
Registrant’s Investment Adviser	$854,258	$705,479

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/25/2016

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	5/25/2016